EXHIBIT 10.7

                               EXCHANGE AGREEMENT

     This Exchange Agreement (the "Agreement") dated and effective as of February 3, 2003, is by and between J&J Holdings, Inc., a Nevada corporation ("J&J"), and Kingdom Ventures, Inc., a Nevada corporation (the "Company").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Company is indebted to J&J on the date hereof in the amount of $246,777.65 pursuant to that certain promissory note dated as of January 31, 2003 (the "Promissory Note"); and

     WHEREAS, the Company is authorized by its Articles of Incorporation to issue up to 10,000,000 shares of Preferred Stock with designations, limitations, privileges and relative rights to be determined by a resolution of the Company's Board of Directors; and

     WHEREAS, the Company has established the Series A Preferred Stock (the "Series A Stock") with the designations, limitations, privileges and relative rights set forth in Exhibit A attached hereto; and
                        ----------

     WHEREAS, J&J is desires to acquire shares of the Series A Stock in exchange for the principal and accrued interest under the Promissory Note;

     NOW,  THEREFORE,  the  parties  agree  as  follows:

                                    ARTICLE I
                                    EXCHANGE

     J&J hereby agrees to forgive and exchange $246,777.65, in indebtedness, pursuant to the Note, and the Company hereby agrees to issue and exchange 1,233,888 shares of the Series A Stock on the date hereof. In a simultaneous delivery, J&J shall deliver the Note to the Company marked "Paid in Full" and the Company shall issue and deliver to J&J a certificate representing 1,233,888 shares of the Series A Stock.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

     Section 2.01. REPRESENTATIONS AND WARRANTIES OF J&J. J&J hereby represents and warrants to the Company that:

     (a) it has been furnished with and has read the Company's Annual Report on Form 1O-KSB for the year ended January 31, 2002, Quarterly Reports on Form 10-QSB for the quarters ended April 30, 2002, July 31, 2002, and October 31, 2002, and any Current Reports on Form 8-K filed by the Company since January 31, 2002;


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     (b)  it has received from the Company such other information concerning its operations, financial condition and other matters as J&J has requested, and considered all factors J&J deems material in deciding on the advisability of investing in the Series A Stock and any securities into which the Series A Stock is convertible at any time;

     (c) it has been advised that the Series A Stock and any securities into which the Series A Stock is convertible at any time has not been registered under the Securities Act of 1933 (the "Securities Act") or registered or qualified under any other securities law of any other jurisdiction;

     (d)  it  is  the  bona  fide  beneficial  owner  of  the  Note;

     (e) either alone or with its professional advisers who are unaffiliated with, have no equity interest in and are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Series A Stock and any securities into which the Series A Stock is convertible at any time;

     (f) it understands (x) the risks involved in this exchange, including the speculative nature of the investment; (y) the financial hazards involved in this exchange, including the risk of losing its entire investment; and (z) the lack of liquidity and restrictions on transfers of the Series A Stock and any securities into which the Series A Stock may be convertible at any time;

     (g) it is an "accredited investor" as defined in Rule 501(a) under the Securities Act and is otherwise qualified under the regulations of the State of Nevada to invest in and own the Series A Stock.

     Section 2.01. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to J&J that:

     (a) it is a corporation duly organized, and validly existing under the laws of the state of its incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted;

     (b) it is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or prospects or condition (financial or otherwise) of the Company;

     (c) all issued and outstanding shares of capital stock of the Company has been duly authorized and validly issued and are fully paid and non-assessable;


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     (d)  this Agreement has been duly authorized, executed and delivered by the
     Company and is a valid and binding agreement enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity;

     (e) it has full corporate power and authority necessary to enter into this Agreement and to perform its obligations hereunder and all other agreements entered into by the Company relating hereto;

     (f) there are no outstanding agreements or preemptive or similar rights affecting the Company's common stock and no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of common stock or equity of the Company;

     (g) no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates or NASDAQ or the Company's Shareholders is required for execution of this Agreement, and all other agreements entered into by the Company relating hereto, including, without limitation issuance of the Series A Stock, and the performance of the Company's obligations hereunder;

     (h) assuming the representations and warranties of J&J in Section 2.01 are true and correct and J&J complies with its obligations under this Agreement, neither the issuance and sale of the Series A Stock nor the performance of its obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will
     (x) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles of incorporation, charter or bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company, or any of its affiliates is a party, by which the Company, or any of its affiliates is bound, or to which any of the properties of the Company, or any of its affiliates is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party; or (y) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company;

     (i) the Series A Stock are, or will be, have been, or will be, duly and validly authorized; will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and will not subject the holders thereof to personal liability by reason of being such holders.


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                                   ARTICLE III
                                    COVENANTS

     Section 3.01. AGREEMENT TO REFRAIN FROM RESALES. Without in any way limiting the representations and warranties herein, J&J agrees that it will not pledge, hypothecate, sell, transfer, assign or otherwise dispose of any the Series A Stock or securities into which the Series A Stock is convertible at any time without the prior written consent of the Company.

     Section 3.02. THE SECURITIES WILL BE RESTRICTED. The Series A Stock and any securities into which the Series A Stock is convertible at any time will be "restricted securities" as that term is defined in Rule 144 under the Securities Act and, accordingly, that they must be held indefinitely unless they are subsequently registered under the Securities Act and qualified or registered under any other applicable securities law or exemptions from such registration and qualification are available. Any instrument or certificate representing the shares of Series A Stock or securities into which the Series A Stock is converted at any time will bear legends the Company may consider necessary or advisable to facilitate compliance with the Securities Act and any other securities law.

     Section 3.03. EXEMPT OFFERING. This exchange is being made pursuant to the exemption from the registration contained in Section 3(a)(9) of the Securities Act and afforded by Rule 149 thereunder. The Company is relying in part on J&J's representations as set forth herein for purposes of claiming such exemptions

     Section  3.04.     INDEMNIFICATION.

     (a) The Company agrees to indemnify, hold harmless, reimburse and defend J&J against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon J&J which results, arises out of or is based upon (i) any misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or Reports or other Written Information; or (ii) any breach or default in performance by Company of any covenant or undertaking to be performed by Company hereunder, or any other agreement entered into by the Company and J&J relating hereto.

     (b) J&J agrees to indemnify, hold harmless, reimburse and defend the Company at all times against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company which results, arises out of or is based upon (a) any misrepresentation by J&J in this Agreement or in any Exhibits or Schedules attached hereto; or (b) any breach or default in performance by J&J of any covenant or undertaking to be performed by J&J hereunder, or any other agreement entered into by the Company and J&J relating hereto.


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                                   ARTICLE IV
                                 MISCELLANEOUS.

     Section 4.01. NOTICES. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered the first business day after being telecopied (provided that a copy is delivered by first class mail) to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section;

     if to the Company:    Kingdom  Ventures,  Inc.
                           Attn:  Gene  Jackson
                           1045  Stephanie  Way
                           Minden,  NV  89423
                           Fax:     775-267-2661

     if to J&J:            J&J  Holdings,  Inc.
                           Attn:  John  Jackson
                           P.O.  Box  275
                           Genoa,  NV  89411
                           Fax:     775-267-2661


     Section 4.02. CLOSING. The consummation of the transactions contemplated herein shall take place at the offices of the Company, as soon as practical after the date hereof.

     Section 4.03. ENTIRE AGREEMENT; ASSIGNMENT. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

     Section 4.04. EXECUTION. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile signature by any party on a counterpart of this Agreement shall be binding and effective for all purposes. Such party shall, however, subsequently deliver to the other party an original executed copy of this Agreement.

     Section 4.05. LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in the city of Minden, Nevada. Both parties and the individuals executing this Agreement and other agreements on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.


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     Section  4.06.     CONSENT TO JURISDICTION. Subject to Section 4.05 hereof,
each of the Company and J&J hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

     IN WITNESS WHEREOF, the parties have signed and delivered this Agreement as of the date first above written.

KINGDOM  VENTURES,  INC.


By:   _____________________________
      Gene  Jackson,  President

J&J  HOLDINGS,  INC.


By:   _____________________________
      John  Jackson,  President



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